UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Sarcos Technology and Robotics Corporation Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, June 29, 2022 2:00 PM, Mountain Daylight Time 650 South 500 West, Suite 150 Salt Lake City, UT 84101 SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/STRC TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/STRC If you want to receive a paper or e-mail copy of the proxy material or the 2022 annual meeting and/or future stockholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 17, 2022. If you do not submit a request you will not receive a paper or e-mail copy of the proxy material. To order paper materials, use one of the following methods. Sarcos Technology and Robotics Corporation Important Notice Regarding the Availability of Proxy Materials Annual Stockholders Meeting to be held on June 29, 2022 For Stockholders of record as of May 06, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and the Annual Report on form 10K, and to obtain directions to attend the meeting, go to: www.proxydocs.com/STRC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Sarcos Technology and Robotics Corporation Annual Meeting of Stockholders PROPOSAL 1. To elect three Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Kiva Allgood 1.02 Eric T. Olson 1.03 Benjamin G. Wolff 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. 3. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2